Exhibit 10.2

                                                               Execution Version

                                 AMENDMENT NO. 1
                                       TO
                           PURCHASE AND SALE AGREEMENT

            THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of October 23, 2003, is entered into among CONMED CORPORATION ("ConMed"), as an originator and as initial Servicer ("Servicer"), LINVATEC CORPORATION ("Linvatec"), LINVATEC CANADA ULC ("Linvatec Canada"), together with CONMED and the other Persons who may become party hereto as originators (each individually "Originator" and collectively the "Originators"), and CONMED RECEIVABLES CORPORATION, as initial purchaser (the "Initial Purchaser"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase and Sale Agreement, referred to below.

                             PRELIMINARY STATEMENTS

            A. Reference is made to that certain Purchase and Sale Agreement dated as of November 1, 2001 among Originators, Servicer and the Initial Purchaser (as amended, restated, supplemented or modified from time to time, the "Purchase and Sale Agreement").

            B. The parties hereto have agreed to amend certain provisions of the Purchase and Sale Agreement upon the terms and conditions set forth herein.

      SECTION 1. Amendment. The parties hereto hereby agree to amend the Purchase and Sale Agreement as follows:

                  (i) to delete the definition of Receivables Purchase Agreement set forth in the first paragraph of the definitions and substitute the following therefor:

                  Amended and Restated Receivables Purchase Agreement, dated as of even date herewith, among the Initial Purchaser, as Seller, ConMed, as the initial Servicer, and Fleet National Bank, as Purchaser and as Administrator (as the same may be amended, modified or supplemented from time to time, the "Receivables Purchase Agreement");

            ; and

                  (ii) to delete the legend set forth in clause (i) of Section
            4.1 and substitute the following therefor:

                  THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO CONMED RECEIVABLES CORPORATION PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF NOVEMBER 1, 2001, AS AMENDED FROM TIME TO TIME,

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                  BETWEEN CONMED CORPORATION, CERTAIN SUBSIDIARIES OF CONMED
                  CORPORATION AND CONMED RECEIVABLES CORPORATION; AND AN OWNERSHIP AND SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED AND ASSIGNED TO FLEET NATIONAL BANK, AS ADMINISTRATOR, PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF OCTOBER 23, 2003, AMONG CONMED RECEIVABLES CORPORATION, CONMED CORPORATION, AND FLEET NATIONAL BANK, AS PURCHASER AND AS THE ADMINISTRATOR;

      SECTION 2. Representations and Warranties. Each of the parties hereto hereby represents and warrants to each other, as to itself that:

            (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and

            (b) on the date hereof, before and after giving effect to this Amendment, no Liquidation Event has occurred and is continuing.

      SECTION 3. Reference to and Effect on the Transaction Documents.

            (a) Upon the effectiveness of this Amendment, (i) each reference in the Purchase and Sale Agreement to "this Purchase and Sale Agreement", "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Purchase and Sale Agreement as amended or otherwise modified hereby, and (ii) each reference to the Purchase and Sale Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Purchase and Sale Agreement as amended or otherwise modified hereby.

            (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Purchase and Sale Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Originators, Servicer or the Initial Purchaser under the Purchase and Sale Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection


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      therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

      SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 5. GOVERNING LAW.

      THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                   [Remainder of Page Deliberately Left Blank]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

                                        CONMED CORPORATION, as an Originator and as initial Servicer

                                        By:_________________________________
                                           Name:
                                           Title:


                                        LINVATEC CORPORATION, as an Originator

                                        By:_________________________________
                                           Name:
                                           Title:


                                        LINVATEC CANADA ULC, as an Originator

                                        By:_________________________________
                                           Name:
                                           Title:


                                        CONMED RECEIVABLES CORPORATION, as
                                        Initial Purchaser

                                        By:_________________________________
                                           Name:
                                           Title:

                        Signature Page to Amendment No. 1

                                        FLEET NATIONAL BANK, as Administrator


                                        By:_________________________________
                                           Name:
                                           Title: